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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ AUTO GRANTOR TRUST 1993-A
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             (Exact name of registrant as specified in its charter)



                                November 17, 1997
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                Date of Report (Date of earliest event reported)

Delaware                             33-68018                              51-0349813
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
(State or other jurisdiction         (Commission File                      (I.R.S. Employer
of incorporation)                     Number)                              Identification No.)
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        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
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               (Address of principal executive offices) (Zip Code)



                                 (302) 426-1900
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              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         On November 17, 1997, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Auto Receivables Corporation, as Seller, and Citibank,
N.A., as Trustee, Payahead Agent and Class A Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1993-A. In accordance with the Agreement, the statement for Class A Certificateholders for the October 1997 collection period (the "October Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the October
Statement is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.                Description
                  -----------                -----------

                  20                         Statement for Class A
                                             Certificateholders for the
                                             October 1997 Collection Period


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Daimler-Benz Auto Grantor Trust 1993-A
                                                     (Registrant)

                                   By:  Mercedes-Benz Credit Corporation, as
                                        Servicer


Date:  December 16, 1997           By:  /s/ David A. Klanica
                                        ----------------------------------------
                                        Name:  David A. Klanica
                                        Title: Director of Accounting Services


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                                INDEX TO EXHIBITS

Exhibit No.              Description
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    20                   Statement for Class A Certificateholders for the
                         October 1997 Collection Period


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